APPENDIX A

Master Custodian Agreement

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Wells Fargo Funds Trust

            100% Treasury Money Market Fund

            Absolute Return Fund

Adjustable Rate Government Fund

Alternative Strategies Fund

            Asia Pacific Fund

Asset Allocation Fund

C&B Large Cap Value Fund

C&B Mid Cap Value Fund

California Limited-Term Tax-Free Fund

California Tax-Free Fund

Capital Growth Fund

Cash Investment Money Market Fund

Colorado Tax-Free Fund

Common Stock Fund

Conservative Income Fund

Core Bond Fund

Core Plus Bond Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Equity Fund

Diversified Income Builder Fund

Diversified International Fund

Dynamic Target Today Fund

Dynamic Target 2015 Fund

Dynamic Target 2020 Fund

Dynamic Target 2025 Fund

Dynamic Target 2030 Fund

Dynamic Target 2035 Fund

Dynamic Target 2040 Fund

Dynamic Target 2045 Fund

Dynamic Target 2050 Fund

Dynamic Target 2055 Fund

Dynamic Target 2060 Fund

Emerging Growth Fund

Emerging Markets Bond Fund1

Emerging Markets Equity Fund

Emerging Markets Equity Income Fund

Endeavor Select Fund

Enterprise Fund

Factor Enhanced Emerging Markets Fund2

Factor Enhanced International Fund3

Factor Enhanced Large Cap Fund4

Factor Enhanced Small Cap Fund5

Global Long/Short Fund

Global Small Cap Fund

Government Money Market Fund

Government Securities Fund

Growth Fund

Growth Balanced Fund

Heritage Money Market Fund

High Yield Bond Fund

High Yield Corporate Bond Fund6

High Yield Municipal Bond Fund

Index Asset Allocation Fund

Index Fund

Intermediate Tax/AMT-Free Fund

International Government Bond Fund7

International Bond Fund

International Equity Fund

International Value Fund

Intrinsic Small Cap Value Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Low Volatility U.S. Equity Fund

Managed Account CoreBuilder Shares – Series M

Minnesota Tax-Free Fund

Moderate Balanced Fund

Money Market Fund

Municipal Bond Fund

Municipal Cash Management Money Market Fund

National Tax-Free Money Market Fund

North Carolina Tax-Free Fund

Omega Growth Fund

Opportunity Fund

Pennsylvania Tax-Free Fund

Precious Metals Fund

Premier Large Company Growth Fund

Real Return Fund

Short Duration Government Bond Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Short-Term Municipal Bond Fund

Small Cap Core Fund

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

Small Company Value Fund

Special Mid Cap Value Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Strategic Municipal Bond Fund

Target Today Fund (f/k/a Dow Jones Target Today Fund)

Target 2010 Fund (f/k/a Dow Jones Target 2010 Fund)

Target 2015 Fund (f/k/a Dow Jones Target 2015 Fund)

Target 2020 Fund (f/k/a Dow Jones Target 2020 Fund)

Target 2025 Fund (f/k/a Dow Jones Target 2025 Fund)

Target 2030 Fund (f/k/a Dow Jones Target 2030 Fund)

Target 2035 Fund (f/k/a Dow Jones Target 2035 Fund)

Target 2040 Fund (f/k/a Dow Jones Target 2040 Fund)

Target 2045 Fund (f/k/a Dow Jones Target 2045 Fund)

Target 2050 Fund (f/k/a Dow Jones Target 2050 Fund)

Target 2055 Fund (f/k/a Dow Jones Target 2055 Fund)

Target 2060 Fund (f/k/a Dow Jones Target 2060 Fund)

Traditional Small Cap Growth Fund

Treasury Plus Money Market Fund

Ultra Short-Term Income Fund

Ultra Short-Term Municipal Income Fund

U.S. Core Bond Fund8

Utility and Telecommunications Fund

WealthBuilder Conservative Allocation Fund

WealthBuilder Equity Fund

WealthBuilder Growth Allocation Fund

WealthBuilder Growth Balanced Fund

WealthBuilder Moderate Balanced Fund

Wisconsin Tax-Free Fund

Asset Allocation Trust

Wells Fargo Income Opportunities Fund

Wells Fargo Multi-Sector Income Fund

Wells Fargo Utilities and High Income Fund

Wells Fargo Global Dividend Opportunity Fund

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

Wells Fargo Master Trust

            Bloomberg Barclays US Aggregate ex-Corporate Portfolio

C&B Large Cap Value Portfolio

Core Bond Portfolio

Diversified Fixed Income Portfolio

Diversified Large Cap Growth Portfolio

Diversified Stock Portfolio

Emerging Growth Portfolio

Emerging Markets Bond Portfolio

Factor Enhanced Emerging Markets Portfolio

Factor Enhanced International Portfolio

Factor Enhanced Large Cap Portfolio

Factor Enhanced Small Cap Portfolio

High Yield Corporate Bond Portfolio

Index Portfolio

International Government Bond Portfolio9

International Growth Portfolio

International Value Portfolio

Investment Grade Corporate Bond Portfolio

Large Company Value Portfolio

Managed Fixed Income Portfolio

Real Return Portfolio

Short-Term Investment Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Strategic Retirement Bond Portfolio

U.S. REIT Portfolio

Appendix A amended: August 17, 2017

1.   On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Bond Fund, effective in August 2017.

2.  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Emerging Markets Fund, effective in August 2017.

3.  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced International Fund, effective in August 2017.

4.  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Large Cap Fund, effective in August 2017.

5.  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Small Cap Fund, effective in August 2017.

6.  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the High Yield Corporate Bond Fund, effective in August 2017.

7.  On August 16, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the International Government Bond Fund, effective in November 2017.

8.  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the U.S. Core Bond Fund, effective in August 2017.

9.  On August 17, 2017 the Board of Trustees of Wells Fargo Master Trust approved the establishment of the International Government Bond Portfolio, effective on or about August 17, 2017.